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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21409

                 Pioneer Municipal High Income Advantage Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2010 through March 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Municipal High
Income Advantage Trust
--------------------------------------------------------------------------------
Annual Report | March 31, 2011
--------------------------------------------------------------------------------



Ticker Symbol:  MAV



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Schedule of Investments                                                       12

Financial Statements                                                          23

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       36

Approval of Investment Advisory Agreement                                     38

Trustees, Officers and Service Providers                                      42


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     1

President's Letter

Dear Shareowner,

In 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remained a problem throughout the year. Wary investors, concerned about risk, gravitated towards cash and bonds for most of 2010, until better economic news in the final few months of the year caused a slight shift in investor sentiment back towards stocks, thus lifting equity returns.

Pioneer remains generally optimistic about the prospects for economic recovery. The recovery process may occur more slowly than many would like, and may be accompanied by short-term market swings. But our investment professionals are finding what we believe are good opportunities to invest in both equities and bonds.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, while equity markets barely budged, even though equity valuations were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors. Ultimately, many of those long-term investors were rewarded when the equity markets finally rallied over the last few months of 2010.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets


2     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11
your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     3

Portfolio Management Discussion | 3/31/11

Municipal bonds produced modestly positive returns over the 12 months ended March 31, 2011, although the overall results masked the dramatic changes in the investment environment during the period. Municipals generated solid, positive returns during the first six months of the period, only to suffer the effects of a severe reversal in investor sentiment in the final three months of 2010, as the supply of tax-exempt securities increased. The situation somewhat stabilized in the first quarter of 2011 -- the final three months of the 12-month period -- when supply and demand appeared to come into balance. In the following interview, David Eurkus discusses the factors that influenced the performance of Pioneer Municipal High Income Advantage Trust over the 12 months ended March 31, 2011. Mr. Eurkus is a member of Pioneer's fixed-income team, which is responsible for the daily management of the Trust.

Q How did Pioneer Municipal High Income Advantage Trust perform during the 12 months ended March 31, 2011?

A Pioneer Municipal High Income Advantage Trust produced a total return of 2.57% at net asset value, and 4.97% at market price, during the 12 months ended March 31, 2011, with common shares of the Trust selling at a 9.5% premium to net asset value at the end of the period. During the same 12 months, the Trust's benchmarks, the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index, returned 1.63% and 3.28%, respectively. The Barclays Capital Municipal Bond Index is designed to track the performance of investment-grade municipal bonds, while the High Yield Municipal Bond Index is designed to track the performance of lower-rated municipal bonds. Unlike the Trust, the two Barclays Capital indices do not use leverage. On March 31, 2011, the 30-day SEC yield on the Trust's shares was 9.19%.

Q Could you describe the investment environment for municipal bonds over the 12 months ended March 31, 2011, and how the environment influenced the Trust's performance?

A Municipal securities in general struggled in the final quarter of 2010, after producing healthy returns when demand for tax-advantaged investments steadily increased during the previous six months. Demand for municipal bond investments dramatically fell during the last three months of 2010, as a heavy issuance of new, tax-exempt municipal bonds entered the market. The inflow of new bonds came after it became clear that the Federal government would not extend the Build America Bonds (BAB) program, which had authorized the issuance of taxable municipal securities subsidized by the U.S. Treasury. At the same time that supply was increasing, demand for


4     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11
   municipals shrank markedly as many investors fled the market. Among the factors that changed during the final quarter of 2010 was a new perception that the Federal Reserve System (the Fed) was not likely to undertake a third round of quantitative easing, which had been designed to help stimulate the economy and had helped support the performance of municipal bonds (among other fixed-income securities).

   The election of many new Republican members of Congress also had reduced the likelihood that the federal government would authorize further stimulus spending, either to spur the economy or to assist state and local governments. In addition, well-publicized remarks by one analyst predicting the possibility of widespread defaults by municipal securities in the following 12 months helped drive many individual investors from the market. The result was that the municipal market performed extremely poorly in the final quarter of 2010. Municipals fared only somewhat better in the first quarter of 2011 -- the final quarter of the Trust's fiscal year -- with the general municipal market producing slightly positive results and high-yield municipals generating slightly negative results on a total return basis.

   Over the full 12 months ended March 31, 2011, both high-yield and investment-grade municipals generated modestly positive performance, with high-yielding bonds outperforming higher-quality securities.

   In that environment, the Trust outperformed the Barclays Capital Municipal Bond Index, which measures performance of the general municipal market, but trailed the Barclays Capital High Yield Municipal Bond Index, which tracks the high-yield segment of the municipal market. The performance was consistent with the Trust's overall positioning, with exposure to both high-yield and investment-grade municipals. At the end of the period (March 31, 2011), for example, 41.5% of the Trust's total investment portfolio was invested in high-yield, below-investment-grade debt, with the remaining 58.5% of the Trust's total investment portfolio held in higher-quality municipals.

Q How did you position the Trust's portfolio over the 12 months ended March 31, 2011?

A We maintained a very consistent positioning during the 12 months ended March 31, 2011, keeping the Trust's portfolio fully invested, well diversified and with an emphasis on credit-worthy assets. We focus on producing generous current income for shareowners through investments in securities that we believe, as a result of our credit research, are backed by issuers that have the ability to pay out consistent, reliable income. We invested the Trust almost exclusively in revenue bonds during the 12-month period. Revenue bonds rely on revenues from specific funding sources, such as hospital health care facilities or colleges/universities or water treatment plants, that produce their own fees and revenues. In contrast, general obligation bonds


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     5
   do not require a dedicated stream of tax revenues to cover that specific debt issuance and are more likely to experience downgrades in credit quality by various rating agencies due to the current financial problems facing many state and local governments. At the end of the Trust's fiscal year, only 0.6% of the Trust's total investment portfolio was invested in general obligation bonds. Revenue bonds also tend to be issued by sectors that are vital to the domestic economy, such as hospitals, universities, power generating stations and airports. The two largest groups in the Trust's portfolio were bonds backed by health care institutions, which represented 33.4% of the Trust's total investment portfolio, and bonds backed by transportation facilities -- including airports -- which represented 11.2% of the Trust's total investment portfolio.

Q  Could you describe how leverage is used in managing the Trust?

A The Trust employs leverage provided by auction-preferred shares to invest the Trust in additional longer-maturity municipal securities that typically pay higher dividends than the dividend rates payable on the preferred shares, thereby increasing the Trust's yield. The use of leverage can increase the Trust's potential to pay higher yields to its shareowners than would generally be paid by an unleveraged portfolio. During periods of low market interest rates and modest borrowing costs, the use of leverage can have a significant positive effect on the Trust's yield. However, just as the use of leverage provides the potential to enhance yield, it also can increase investment risk. During periods when municipal bond prices tend to change, the use of leverage can magnify the effect of changing prices on the Trust's total return, which is the combination of yield and price change. When bond prices rise, the use of leverage can further enhance the Trust's total return; when bond prices decline, the use of leverage can magnify the price loss to the Trust.

Q How did the level of leverage employed by the Trust change over the Trust's fiscal year?

A During the 12 months ended March 31, 2011, bond prices tended to rise during the first six months of the period, and then tended to decline over the second six months. At the end of the Trust's fiscal year on March 31, 2011, 36.0% of the Trust's total managed assets were financed by leverage, compared with 34.8% of the Trust's total managed assets being financed by leverage at the beginning of the Trust's fiscal year on April 1, 2010. The absolute amount of leverage used by the Trust was unchanged over the 12 months ended March 31, 2011.


6     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Q What types of investments most affected the Trust's performance during the 12 months ended March 31, 2011?

A The Trust's municipal bond holdings generally performed in line with expectations. Most of the areas in which we invested the Trust's assets produced positive results during the period. The one area that tended to detract from the Trust's performance results were some investments in AAA-rated, zero-coupon bonds in the transportation sector. Because zero-coupon bonds tend to decline in price more than regular coupon bonds when interest rates rise, those holdings suffered greater price loss when market interest rates rose in the second half of the Trust's fiscal year.

Q  What is your investment outlook?

A We think there are good opportunities in the tax-exempt municipal market, where bonds are very attractively priced relative to the taxable market.

   We think that the supply of new municipal bonds is likely to be limited, based on the extreme reduction in new issuance in the first quarter of 2011, as state and local governments across the nation embarked on austerity programs. At the same time, yields in the municipal market are very attractive. Indeed, at the start of the Trust's new fiscal year tax-exempt yields were often higher than the yields offered by comparable-maturity, comparable-quality taxable bonds. At some point, we expect that investors will recognize these values.

   We believe that the general economic backdrop also should support investments in municipal securities. The combination of a recovering economy, continued low inflation and the Fed's continued accommodative monetary policy all should support municipal bonds, including high-yield municipal securities.

Please refer to the Schedule of Investments on pages 12-22 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     7

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


8     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Portfolio Summary | 3/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Revenue                                                              33.4%
Tobacco Revenue                                                             11.1%
Development Revenue                                                         10.1%
Airport Revenue                                                              8.9%
Insured                                                                      8.7%
Other Revenue                                                                8.6%
Pollution Control Revenue                                                    6.0%
Housing Revenue                                                              2.8%
Transportation Revenue                                                       2.3%
Facilities Revenue                                                           2.2%
Education Revenue                                                            2.1%
Power Revenue                                                                1.8%
Water Revenue                                                                1.2%
Gaming Authority Revenue                                                     0.5%
Airline Revenue                                                              0.3%
Utilities Revenue*                                                           0.0%

* Amount is less than 0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                                     9.9%
1-3 years                                                                   11.5%
3-6 years                                                                    9.0%
6-8 years                                                                    9.9%
8-10 years                                                                  13.5%
10+ years                                                                   46.2%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                          5.7%
AA                                                                           9.6%
A                                                                            7.4%
BBB                                                                         23.7%
BB                                                                           6.3%
B                                                                            6.8%
CCC                                                                          5.0%
CC                                                                           0.2%
Not Rated                                                                   35.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

The portfolio is actively managed and current holdings may be different.

   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     9

Prices and Distributions | 3/31/11

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            3/31/11                 3/31/10
--------------------------------------------------------------------------------
                            $12.64                  $13.10
--------------------------------------------------------------------------------
Premium                       9.5%                  7.0%
--------------------------------------------------------------------------------


Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            3/31/11                 3/31/10
--------------------------------------------------------------------------------
                            $11.54                  $12.24
--------------------------------------------------------------------------------


Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                           Investment        Short-Term        Long-Term
                             Income        Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   4/1/10-3/31/11           $1.0600            $ --              $ --
--------------------------------------------------------------------------------

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. New Jersey Economic Development Authority Revenue, 6.25%, 9/15/29                        2.9%
-------------------------------------------------------------------------------------------------
 2. Indiana State Development Finance Authority Revenue, 5.75%, 10/1/11                      2.5
-------------------------------------------------------------------------------------------------
 3. Houston Texas Airport System Special Facilities Revenue, 6.75%, 7/1/29                   2.4
-------------------------------------------------------------------------------------------------
 4. Massachusetts Housing Finance Agency, 5.35%, 12/1/45                                     2.4
-------------------------------------------------------------------------------------------------
 5. North Texas Tollway Authority Revenue, 5.75%, 1/1/33                                     2.3
-------------------------------------------------------------------------------------------------
 6. University of California, RIB, 10.994%, 5/15/38                                          2.1
-------------------------------------------------------------------------------------------------
 7. South Carolina Jobs Economic Development Authority Revenue, 6.375%, 8/1/34               2.0
-------------------------------------------------------------------------------------------------
 8. Non-Profit Preferred Funding Trust I, Series E, 12.0%, 9/15/37 (144A)                    2.0
-------------------------------------------------------------------------------------------------
 9. Massachusetts Development Finance Agency, 5.75%, 1/1/42                                  1.8
-------------------------------------------------------------------------------------------------
10. Knox County Health Educational & Housing Facilities Board Hospital Revenue, 6.5%,
    4/15/31                                                                                  1.8
-------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and currently holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Performance Update | 3/31/11

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Trust, compared to that of the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index.


 Cumulative Total Returns
 (As of March 31, 2011)
------------------------------------------------------
                            Net Asset         Market
 Period                     Value (NAV)       Price
------------------------------------------------------
 Life-of-Trust
 (10/17/2003)               39.51%            45.98%
 5 Years                    11.17             22.17
 1 Year                      2.57              4.97
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment

             Pioneer Municipal                               Barclays Capital
               High Income          Barclays Capital            High Yield
             Advantage Trust      Municipal Bond Index     Municipal Bond Index
             ---------------      --------------------     --------------------
10/03             10,000                 10,000                  10,000
3/04              10,293                 10,364                  10,740
3/05              10,712                 10,641                  11,728
3/06              11,949                 11,046                  12,796
3/07              13,169                 11,645                  14,056
3/08              12,312                 11,867                  13,143
3/09               8,815                 12,137                  10,625
3/10              13,906                 13,313                  13,633
3/11              14,598                 13,530                  14,081

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange, and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins October 31, 2003. The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Barclays Capital High Yield Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices are not leveraged. You cannot invest directly in the indices.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     11

Schedule of Investments | 3/31/11

-----------------------------------------------------------------------------------------------------
                    S&P/Moody's
  Principal         Ratings
  Amount            (unaudited)                                                           Value
-----------------------------------------------------------------------------------------------------
                                   TAX-EXEMPT OBLIGATIONS -- 149.8% of Net Assets
                                   Alabama -- 0.7%
  $ 2,500,000             NR/NR    Huntsville-Redstone Village Special Care Facilities
                                   Financing Authority, 5.5%, 1/1/43                      $ 1,753,225
-----------------------------------------------------------------------------------------------------
                                   Arizona -- 3.4%
    5,000,000             NR/NR    Casa Grande Industrial Development Authority Hospital
                                   Revenue, 7.625%, 12/1/29                               $ 4,541,800
    1,512,000           NR/Baa3    Pima County Industrial Development Authority,
                                   6.75%, 7/1/31                                            1,392,400
    2,640,000             NR/NR    Pima County Industrial Development Authority,
                                   7.0%, 1/1/38                                             2,321,299
    1,000,000             NR/NR    San Luis Facility Development Corp., 7.25%, 5/1/27         929,380
                                                                                          -----------
                                                                                          $ 9,184,879
-----------------------------------------------------------------------------------------------------
                                   California -- 10.5%
    3,140,000(a)         AA+/WR    California State University Revenue, RIB, 10.442%,
                                   11/1/39 (144A)                                         $ 2,263,783
    2,425,000             A-/A1    California State Various Purpose, 5.75%, 4/1/31          2,487,468
    8,575,000(a)         AA+/NR    California State Various Purpose, RIB, 10.442%,
                                   6/1/37 (144A)                                            6,384,774
    3,000,000            BB+/NR    California Statewide Communities Development
                                   Authority, 7.25%, 10/14/38                               3,002,580
      803,175(b)          NR/NR    California Statewide Communities Development
                                   Authority, 9.0%, 12/1/38                                    45,138
    2,680,000+          AAA/Aaa    Golden State Tobacco Securitization Corp.,
                                   6.75%, 6/1/39                                            3,017,466
    2,500,000              A/A2    San Jose California Airport Revenue, 5.0%, 3/1/37        2,203,025
   10,500,000(a)         AA+/NR    University of California, RIB, 10.994%, 5/15/38          8,481,795
                                                                                          -----------
                                                                                          $27,886,029
-----------------------------------------------------------------------------------------------------
                                   Colorado -- 1.4%
    2,850,000+            NR/WR    Denver Health & Hospital Authority Healthcare
                                   Revenue, 6.0%, 12/1/31                                 $ 2,955,992
    1,000,000             NR/NR    Kremmling Memorial Hospital District,
                                   7.125%, 12/1/45                                            912,250
                                                                                          -----------
                                                                                          $ 3,868,242
-----------------------------------------------------------------------------------------------------
                                   Connecticut -- 3.0%
    7,750,000          BBB/Baa1    Connecticut State Development Authority Revenue,
                                   5.75%, 11/1/37                                         $ 7,091,482
    1,000,000             NR/NR    Hamden Connecticut Facility Revenue, 7.75%, 1/1/43       1,009,920
                                                                                          -----------
                                                                                          $ 8,101,402
-----------------------------------------------------------------------------------------------------
                                   District of Columbia -- 3.4%
    2,700,000          BBB/Baa3    District of Columbia Tobacco Settlement Financing
                                   Corp., 6.5%, 5/15/33                                   $ 2,628,801

The accompanying notes are an integral part of these financial statements.


12     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

------------------------------------------------------------------------------------------------------
                      S&P/Moody's
  Principal           Ratings
  Amount              (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                     District of Columbia -- (continued)
  $  6,825,000           BBB/Baa3    District of Columbia Tobacco Settlement Financing
                                     Corp., 6.75%, 5/15/40                                 $ 6,389,292
                                                                                           -----------
                                                                                           $ 9,018,093
------------------------------------------------------------------------------------------------------
                                     Florida -- 4.2%
     1,000,000              NR/NR    Florida Development Finance Corp., 6.0%, 9/15/40      $   831,989
     4,500,000           BBB/Baa1    Hillsborough County Industrial Development Authority
                                     Pollution Control Revenue, 5.5%, 10/1/23                4,553,505
     1,980,000              NR/NR    Hillsborough County Industrial Development Authority
                                     Revenue, 6.75%, 7/1/29                                  1,759,448
     1,000,000+             NR/WR    Hillsborough County Industrial Development Authority
                                     Revenue, 8.0%, 8/15/32                                  1,364,520
       500,000              NR/NR    Miami Beach Health Facilities Authority,
                                     5.375%, 11/15/28                                          415,630
     2,500,000              A-/A2    Miami-Dade County Florida Aviation Revenue,
                                     5.5%, 10/1/41                                           2,359,275
                                                                                           -----------
                                                                                           $11,284,367
------------------------------------------------------------------------------------------------------
                                     Georgia -- 4.4%
     5,210,000(a)          NR/Aa3    Atlanta Georgia Water and Wastewater Revenue, RIB,
                                     10.442%, 11/1/43 (144A)                               $ 3,943,397
     1,000,000            CCC+/NR    Clayton County Development Authority Special
                                     Facilities Revenue, 9.0%, 6/1/35                        1,053,670
       900,000              NR/NR    DeKalb County Georgia Hospital Authority Revenue,
                                     6.0%, 9/1/30                                              853,551
       750,000              NR/NR    DeKalb County Georgia Hospital Authority Revenue,
                                     6.125%, 9/1/40                                            688,575
     1,065,000             NR/Ba3    Effingham County Industrial Development Authority,
                                     6.5%, 6/1/31                                            1,048,205
     3,360,000              NR/NR    Fulton County Residential Care Facilities,
                                     7.0%, 7/1/29                                            2,559,648
     1,650,000              NR/NR    Savannah Georgia Economic Development Authority
                                     Revenue, 7.4%, 1/1/34                                   1,541,841
                                                                                           -----------
                                                                                           $11,688,887
------------------------------------------------------------------------------------------------------
                                     Guam -- 2.2%
     1,000,000               B/NR    Guam Government of Department Education
                                     Certificates of Participation, 6.625%, 12/1/30        $   920,420
     4,400,000+            AAA/NR    Northern Mariana Islands, 6.75%, 10/1/33                5,031,356
                                                                                           -----------
                                                                                           $ 5,951,776
------------------------------------------------------------------------------------------------------
                                     Idaho -- 1.3%
     2,000,000          BBB+/Baa1    Power County Industrial Development Corp.,
                                     6.45%, 8/1/32                                         $ 2,003,520
     1,500,000          BBB+/Baa1    Power County Pollution Control Revenue,
                                     5.625%, 10/1/14                                         1,500,570
                                                                                           -----------
                                                                                           $ 3,504,090
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     13

-------------------------------------------------------------------------------------------------------
                      S&P/Moody's
  Principal           Ratings
  Amount              (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------
                                     Illinois -- 8.6%
  $  3,000,000(c)           NR/NR    Centerpoint Intermodal Center, 8.5%,
                                     6/15/23 (144A)                                         $ 2,996,580
     2,000,000            NR/Caa2    City of Chicago Illinois, 5.5%, 12/1/30                  1,432,680
     1,450,000              A+/A1    Illinois Finance Authority Revenue, 5.5%, 4/1/39         1,317,687
     2,000,000             AA+/NR    Illinois Finance Authority Revenue, 6.0%, 8/15/25        2,043,220
     1,000,000              NR/NR    Illinois Finance Authority Revenue, 6.0%, 11/15/27         669,620
     2,000,000            AA+/Aa2    Illinois Finance Authority Revenue, 6.0%, 8/15/39        2,062,160
     2,500,000              NR/NR    Illinois Finance Authority Revenue, 6.125%, 11/15/25     2,154,250
     6,000,000              NR/NR    Illinois Finance Authority Revenue, 8.25%, 5/15/45       5,693,220
     2,500,000              NR/NR    Illinois Finance Authority Revenue, 8.25%, 2/15/46       2,351,075
     1,500,000(b)           NR/NR    Illinois Health Facilities Authority Revenue,
                                     6.9%, 11/15/33                                             556,500
     2,440,000              NR/NR    Southwestern Illinois Development Authority Revenue,
                                     5.625%, 11/1/26                                          1,638,850
                                                                                            -----------
                                                                                            $22,915,842
-------------------------------------------------------------------------------------------------------
                                     Indiana -- 6.1%
       250,000            NR/Baa3    East Chicago Indiana Exempt Facilities Revenue,
                                     7.0%, 1/1/14                                           $   238,930
    10,000,000            BBB-/WR    Indiana State Development Finance Authority Revenue,
                                     5.75%, 10/1/11                                          10,047,000
     5,000,000             NR/Ba3    Jasper County Industrial Economic Development
                                     Revenue, 5.6%, 4/1/29                                    4,511,900
     1,900,000              NR/NR    Vincennes Industrial Economic Development Revenue,
                                     6.25%, 1/1/24                                            1,607,381
                                                                                            -----------
                                                                                            $16,405,211
-------------------------------------------------------------------------------------------------------
                                     Kansas -- 0.3%
     1,000,000              NR/A2    Kansas Development Finance Authority,
                                     5.0%, 5/15/35                                          $   887,250
-------------------------------------------------------------------------------------------------------
                                     Kentucky -- 1.4%
     4,390,000             BB-/NR    Kentucky Economic Development Finance Authority
                                     Hospital System Revenue, 5.875%, 10/1/22               $ 3,758,059
-------------------------------------------------------------------------------------------------------
                                     Louisiana -- 5.1%
     2,500,000           BBB-/Ba2    Louisiana Local Government Environmental Facilities
                                     Development Authority Revenue, 6.75%, 11/1/32          $ 2,546,225
     6,000,000            NR/Baa1    Louisiana Public Facilities Authority Revenue,
                                     5.5%, 5/15/47                                            4,871,760
       750,000            BBB+/NR    Opelousas Louisiana General Hospital Authority
                                     Revenue, 5.75%, 10/1/23                                    750,938
     5,915,000            A-/Baa3    Tobacco Settlement Financing Corp.,
                                     5.875%, 5/15/39                                          5,383,360
                                                                                            -----------
                                                                                            $13,552,283
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


14     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

-----------------------------------------------------------------------------------------------------------
                         S&P/Moody's
  Principal                  Ratings
  Amount                 (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------------
                                        Maryland -- 1.5%
  $    460,000                 NR/NR    Maryland Health & Higher Educational Facilities
                                        Authority Revenue, 5.25%, 1/1/27                        $   357,057
     1,250,000                 NR/NR    Maryland Health & Higher Educational Facilities
                                        Authority Revenue, 5.3%, 1/1/37                             832,338
     1,250,000               NR/Baa3    Maryland Health & Higher Educational Facilities
                                        Authority Revenue, 5.75%, 7/1/38                          1,008,363
     2,000,000                 NR/NR    Maryland Health & Higher Educational Facilities
                                        Authority Revenue, 6.25%, 1/1/45                          1,900,380
                                                                                                -----------
                                                                                                $ 4,098,138
-----------------------------------------------------------------------------------------------------------
                                        Massachusetts -- 9.5%
       755,000                 BB/NR    Massachusetts Development Finance Agency,
                                        5.25%, 10/1/18                                          $   696,299
     8,000,000                  A/WR    Massachusetts Development Finance Agency,
                                        5.75%, 1/1/42                                             7,538,640
     1,930,000                 NR/NR    Massachusetts Development Finance Agency,
                                        7.1%, 7/1/32                                              1,719,977
     2,195,000             BBB-/Baa3    Massachusetts Health & Educational Facilities
                                        Authority Revenue, 5.375%, 7/15/28                        1,899,597
     1,000,000+              NR/Baa3    Massachusetts Health & Educational Facilities
                                        Authority Revenue, 6.35%, 7/15/32                         1,081,840
     3,420,000                 NR/NR    Massachusetts Health & Educational Facilities
                                        Authority Revenue, 6.5%, 1/15/38                          2,761,718
    10,760,000               AA-/Aa3    Massachusetts Housing Finance Agency,
                                        5.35%, 12/1/45                                            9,643,327
                                                                                                -----------
                                                                                                $25,341,398
-----------------------------------------------------------------------------------------------------------
                                        Michigan -- 0.4%
       500,000                NR/Ba1    Flint Michigan Hospital Building Authority Revenue,
                                        7.375%, 7/1/35                                          $   476,250
       735,000                 NR/NR    Michigan Public Educational Facilities Authority
                                        Revenue, 7.0%, 10/1/36                                      630,240
                                                                                                -----------
                                                                                                $ 1,106,490
-----------------------------------------------------------------------------------------------------------
                                        Missouri -- 1.6%
     1,500,000(b)(d)           NR/Ca    St. Louis Industrial Development Authority Revenue,
                                        7.2%, 12/15/28                                          $   767,190
     6,640,000(b)(d)           NR/Ca    St. Louis Industrial Development Authority Revenue,
                                        7.25%, 12/15/35                                           3,383,744
                                                                                                -----------
                                                                                                $ 4,150,934
-----------------------------------------------------------------------------------------------------------
                                        Montana -- 0.6%
     2,445,000(e)              NR/NR    Hardin Increment Industrial Infrastructure Development
                                        Revenue, 0.0%, 9/1/31                                   $ 1,443,186

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     15

-------------------------------------------------------------------------------------------------------
                         S&P/Moody's
  Principal                 Ratings
  Amount                 (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------
                                        Montana -- (continued)
  $   1,000,000(b)(d)          NR/NR    Two Rivers Authority, Inc., Project Revenue,
                                        7.375%, 11/1/27                                     $   152,890
                                                                                            -----------
                                                                                            $ 1,596,076
-------------------------------------------------------------------------------------------------------
                                        Nevada -- 2.1%
      1,500,000                 A/A2    Henderson Nevada Health Care Facilities Revenue,
                                        5.625%, 7/1/24                                      $ 1,512,900
      1,600,000(b)(d)          NR/NR    Nevada State Department of Business & Industry,
                                        7.25%, 1/1/23                                                16
      1,000,000(b)(d)          NR/NR    Nevada State Department of Business & Industry,
                                        7.375%, 1/1/30                                               10
      1,320,000(b)(d)          NR/NR    Nevada State Department of Business & Industry,
                                        7.375%, 1/1/40                                               13
      5,000,000                A-/A3    Reno Nevada Hospital Revenue, 5.25%, 6/1/41           3,984,750
                                                                                            -----------
                                                                                            $ 5,497,689
-------------------------------------------------------------------------------------------------------
                                        New Hampshire -- 0.4%
      1,125,000                NR/NR    New Hampshire Health & Educational Facilities
                                        Authority Revenue, 5.875%, 7/1/34                   $ 1,015,043
-------------------------------------------------------------------------------------------------------
                                        New Jersey -- 12.8%
      2,500,000                NR/NR    Burlington County New Jersey Bridge Commission
                                        Revenue, 5.625%, 1/1/38                             $ 1,970,225
     13,000,000                 B/B3    New Jersey Economic Development Authority Revenue,
                                        6.25%, 9/15/29                                       11,798,280
      3,500,000(a)            NR/Aa3    New Jersey State Turnpike Authority, RIB, 11.063%,
                                        1/1/28 (144A)                                         4,154,360
     15,375,000              AA+/Aa1    New Jersey Transportation Trust Fund Authority
                                        Revenue, 0.0%, 12/15/27                               5,801,603
      1,000,000+             AAA/Aaa    Tobacco Settlement Financing Corp., 6.25%, 6/1/43     1,118,890
      3,250,000+             AAA/Aaa    Tobacco Settlement Financing Corp., 6.75%, 6/1/39     3,671,265
      5,000,000+             AAA/Aaa    Tobacco Settlement Financing Corp., 7.0%, 6/1/41      5,673,800
                                                                                            -----------
                                                                                            $34,188,423
-------------------------------------------------------------------------------------------------------
                                        New York -- 10.0%
      1,730,000                NR/NR    Dutchess County Industrial Development Agency,
                                        7.5%, 3/1/29                                        $ 1,624,816
      3,000,000                NR/NR    Nassau County New York Industrial Development
                                        Agency Revenue, 6.7%, 1/1/43                          2,724,450
      5,000,000               BB-/B1    New York City Industrial Development Agency,
                                        5.25%, 12/1/32                                        3,857,450
      3,950,000               BB-/B1    New York City Industrial Development Agency,
                                        7.625%, 12/1/32                                       3,957,821
      3,000,000              B-/Caa2    New York City Industrial Development Agency,
                                        8.0%, 8/1/12                                          3,099,810
      2,000,000               NR/Ba1    New York State Dormitory Authority Revenue,
                                        6.125%, 12/1/29                                       1,837,860

The accompanying notes are an integral part of these financial statements.


16     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

--------------------------------------------------------------------------------------------------------
                       S&P/Moody's
  Principal            Ratings
  Amount               (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                                      New York -- (continued)
  $   5,000,000            AAA/Aaa    New York State Environmental Facilities Corp.,
                                      5.0%, 6/15/33                                          $ 4,992,950
      2,000,000              BB/NR    Seneca Nation Indians Capital Improvement Authority
                                      Revenue, 5.25%, 12/1/16 (144A)                           1,863,400
      3,000,000              NR/NR    Ulster County New York Industrial Development Agency,
                                      6.0%, 9/15/27                                            2,416,380
        500,000              NR/NR    Ulster County New York Industrial Development Agency,
                                      6.0%, 9/15/37                                              371,650
                                                                                             -----------
                                                                                             $26,746,587
--------------------------------------------------------------------------------------------------------
                                      North Carolina -- 1.9%
      5,010,000              NR/NR    Charlotte North Carolina Special Facilities Revenue,
                                      7.75%, 2/1/28                                          $ 4,995,671
--------------------------------------------------------------------------------------------------------
                                      Ohio -- 3.0%
      1,635,000              NR/NR    Belmont County Health System Revenue,
                                      5.7%, 1/1/13                                           $ 1,233,902
      1,000,000              NR/NR    Belmont County Health System Revenue,
                                      5.8%, 1/1/18                                               728,570
      5,000,000           BB-/Baa3    Buckeye Tobacco Settlement Financing Authority,
                                      6.5%, 6/1/47                                             3,651,750
      3,000,000            CCC+/B3    Cleveland Airport Special Revenue, 5.375%, 9/15/27       2,484,720
                                                                                             -----------
                                                                                             $ 8,098,942
--------------------------------------------------------------------------------------------------------
                                      Oklahoma -- 3.0%
      1,295,000              BB/NR    Jackson County Memorial Hospital Authority Revenue,
                                      7.3%, 8/1/15                                           $ 1,295,104
      2,220,000            B-/Caa2    Tulsa Municipal Airport Trust Revenue, 6.25%, 6/1/20     2,102,740
      1,500,000            B-/Caa2    Tulsa Municipal Airport Trust Revenue,
                                      7.35%, 12/1/11                                           1,501,470
      3,000,000(c)         NR/Caa2    Tulsa Municipal Airport Trust Revenue, 7.75%, 6/1/35     3,078,030
                                                                                             -----------
                                                                                             $ 7,977,344
--------------------------------------------------------------------------------------------------------
                                      Oregon -- 0.7%
      2,000,000              A-/NR    Oregon State Facilities Authority Revenue,
                                      5.25%, 10/1/40                                         $ 1,834,920
--------------------------------------------------------------------------------------------------------
                                      Pennsylvania -- 7.4%
      3,600,000             CCC/NR    Columbia County Hospital Authority Revenue,
                                      5.85%, 6/1/24                                          $ 3,027,924
        830,000            BBB/Ba1    Hazleton Health Services Authority Hospital Revenue,
                                      6.125%, 7/1/16                                             830,747
      1,430,000              BB/NR    Pennsylvania Economic Development Financing
                                      Authority Revenue, 5.125%, 6/1/18                        1,255,740
      2,330,000              BB/NR    Pennsylvania Economic Development Financing
                                      Authority Revenue, 5.35%, 6/1/11                         2,319,678
      5,000,000             B/Caa2    Pennsylvania Economic Development Financing
                                      Authority Revenue, 6.0%, 6/1/31                          4,167,150

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     17

----------------------------------------------------------------------------------------------------------
                          S&P/Moody's
  Principal               Ratings
  Amount                  (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                         Pennsylvania -- (continued)
  $   5,000,000              BBB/Baa3    Philadelphia Hospitals & Higher Education Facilities
                                         Authority Revenue, 5.0%, 7/1/34                       $ 3,911,850
      2,005,000                 B-/NR    Scranton-Lackawanna Health & Welfare Authority
                                         Revenue, 6.1%, 7/1/11                                   1,994,213
      2,245,000                 B-/NR    Scranton-Lackawanna Health & Welfare Authority
                                         Revenue, 6.15%, 7/1/12                                  2,190,469
                                                                                               -----------
                                                                                               $19,697,771
----------------------------------------------------------------------------------------------------------
                                         Rhode Island -- 3.1%
      1,385,000(d)              NR/NR    Central Falls Rhode Island Detention Facilities
                                         Revenue, 7.25%, 7/15/35                               $ 1,105,798
      8,285,000              BBB/Baa3    Tobacco Settlement Financing Corp., 6.25%, 6/1/42       7,165,779
                                                                                               -----------
                                                                                               $ 8,271,577
----------------------------------------------------------------------------------------------------------
                                         South Carolina -- 5.4%
      7,140,000+            BBB+/Baa1    South Carolina Jobs Economic Development Authority
                                         Revenue, 6.375%, 8/1/34                               $ 8,011,651
        860,000+            BBB+/Baa1    South Carolina Jobs Economic Development Authority
                                         Revenue, 6.375%, 8/1/34                                   969,039
      4,400,000(f)             BBB/WR    Tobacco Settlement Revenue Management,
                                         6.375%, 5/15/30                                         5,326,596
                                                                                               -----------
                                                                                               $14,307,286
----------------------------------------------------------------------------------------------------------
                                         Tennessee -- 5.7%
      5,000,000             BBB+/Baa1    Johnson City Health & Educational Facilities Board
                                         Hospital Revenue, 6.5%, 7/1/38                        $ 4,826,400
      1,000,000+                NR/A2    Johnson City Health & Educational Facilities Board
                                         Hospital Revenue, 7.5%, 7/1/33                          1,096,780
      7,000,000                 NR/A1    Knox County Health Educational & Housing Facilities
                                         Board Hospital Revenue, 6.5%, 4/15/31                   7,190,050
      2,400,000               BBB+/NR    Sullivan County Health Educational and Housing
                                         Facilities Board Hospital Revenue, 5.25%, 9/1/36        1,975,224
                                                                                               -----------
                                                                                               $15,088,454
----------------------------------------------------------------------------------------------------------
                                         Texas -- 18.3%
      4,095,000             CCC+/Caa2    Dallas-Fort Worth International Airport Facilities
                                         Improvement Corp., 9.125%, 5/1/29                     $ 4,098,686
      2,827,399(b)(d)           NR/NR    Gulf Coast Industrial Development Authority,
                                         7.0%, 12/1/36                                             159,041
     10,000,000               CCC+/B3    Houston Texas Airport System Special Facilities
                                         Revenue, 6.75%, 7/1/29                                  9,710,100
        845,000                 NR/NR    IAH Public Facility Corp., Project Revenue Bonds,
                                         Series 2006, 6.0%, 5/1/16                                 778,938
      1,000,000                 NR/NR    IAH Public Facility Corp., Project Revenue Bonds,
                                         Series 2006, 6.0%, 5/1/21                                 843,940
      1,350,000                 NR/NR    IAH Public Facility Corp., Project Revenue Bonds,
                                         Series 2006, 6.125%, 5/1/26                             1,091,421

The accompanying notes are an integral part of these financial statements.


18     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

-------------------------------------------------------------------------------------------------------
                       S&P/Moody's
  Principal            Ratings
  Amount               (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                      Texas -- (continued)
  $   2,750,000            AA+/Aa3    Lower Colorado River Authority, 5.0%, 5/15/31         $ 2,698,520
        845,000              NR/NR    Lubbock Health Facilities Development Corp.,
                                      6.5%, 7/1/26                                              766,728
      2,000,000              NR/NR    Lubbock Health Facilities Development Corp.,
                                      6.625%, 7/1/36                                          1,727,960
      7,750,000(c)        BBB-/Ba1    Matagorda County Navigation District Number 1
                                      Revenue, 5.95%, 5/1/30                                  7,109,153
      9,750,000            BBB+/A3    North Texas Tollway Authority Revenue,
                                      5.75%, 1/1/33                                           9,307,058
      1,711,000             NR/Aaa    Panhandle Regional Housing Finance Corp. Multifamily
                                      Housing Revenue, 6.6%, 7/20/31                          1,763,938
      1,000,000          BBB-/Baa2    Richardson Hospital Authority Revenue,
                                      6.0%, 12/1/34                                             918,480
      1,000,000              NR/NR    Tarrant County Cultural Education Facilities Finance
                                      Corp., 8.125%, 11/15/39                                   948,860
      1,500,000              NR/NR    Tarrant County Cultural Education Facilities Finance
                                      Corp., 8.25%, 11/15/44                                  1,443,105
      1,000,000(d)           CC/NR    Texas Midwest Public Facility Corp. Revenue,
                                      9.0%, 10/1/30                                             698,580
      4,700,000            NR/Baa3    Tomball Hospital Authority, 6.0%, 7/1/25                4,672,834
                                                                                            -----------
                                                                                            $48,737,342
-------------------------------------------------------------------------------------------------------
                                      Utah -- 0.4%
      1,600,000              NR/NR    Spanish Fork Charter School Revenue, 5.7%,
                                      11/15/36 (144A)                                       $ 1,164,960
-------------------------------------------------------------------------------------------------------
                                      Virginia -- 0.8%
      2,000,000          BBB+/Baa1    Washington County Industrial Development Authority
                                      Revenue, 7.75%, 7/1/38                                $ 2,185,640
-------------------------------------------------------------------------------------------------------
                                      Washington -- 3.9%
      1,155,000           BBB/Baa3    Tobacco Settlement Authority Revenue, 6.5%, 6/1/26    $ 1,162,427
      2,500,000            NR/Baa2    Washington State Health Care Facilities Authority,
                                      5.5%, 12/1/39                                           2,059,700
      2,000,000           BBB/Baa2    Washington State Health Care Facilities Authority,
                                      6.125%, 8/15/37                                         1,905,780
      2,000,000           BBB/Baa2    Washington State Health Care Facilities Authority,
                                      6.25%, 8/15/42                                          1,912,660
      5,000,000              NR/NR    Washington State Housing Finance Commission
                                      Nonprofit Revenue Bonds, 5.625%, 1/1/27                 3,365,150
                                                                                            -----------
                                                                                            $10,405,717
-------------------------------------------------------------------------------------------------------
                                      Wisconsin -- 1.3%
      1,000,000              NR/NR    Wisconsin State Health & Educational Facilities
                                      Authority Revenue, 6.125%, 4/1/24                     $   944,160
      1,000,000              NR/NR    Wisconsin State Health & Educational Facilities
                                      Authority Revenue, 6.25%, 4/1/34                          892,450

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     19

------------------------------------------------------------------------------------------------------
                         S&P/Moody's
  Principal              Ratings
  Amount                 (unaudited)                                                     Value
------------------------------------------------------------------------------------------------------
                                        Wisconsin -- (continued)
  $   1,500,000                A+/A1    Wisconsin State Health & Educational Facilities
                                        Authority Revenue, 6.625%, 2/15/39               $   1,550,400
                                                                                         -------------
                                                                                         $   3,387,010
------------------------------------------------------------------------------------------------------
                                        TOTAL TAX-EXEMPT OBLIGATIONS
                                        (Cost $413,391,678)                              $ 399,653,047
------------------------------------------------------------------------------------------------------
                                        MUNICIPAL COLLATERALIZED DEBT OBLIGATION --
                                         3.0% of Net Assets
     13,000,000(c)(d)           NR/NR   Non-Profit Preferred Funding Trust I, Series E,
                                        12.0%, 9/15/37 (144A)                            $   7,982,390
------------------------------------------------------------------------------------------------------
                                        TOTAL MUNICIPAL COLLATERALIZED DEBT
                                        OBLIGATION
                                        (Cost $13,000,000)                               $   7,982,390
------------------------------------------------------------------------------------------------------
  Shares
------------------------------------------------------------------------------------------------------
                                        COMMON STOCK -- 0.4% of Net Assets
        110,442(g)                      Delta Airlines, Inc.                             $   1,082,332
------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCK
                                        (Cost $3,210,350)                                $   1,082,332
------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN SECURITIES -- 153.2%
                                        (Cost $429,602,028)(h)(i)                        $ 408,717,769
------------------------------------------------------------------------------------------------------
                                        OTHER ASSETS AND LIABILITIES -- 3.0%             $   8,158,596
------------------------------------------------------------------------------------------------------
                                        PREFERRED SHARES AT REDEMPTION VALUE,
                                        INCLUDING DIVIDENDS PAYABLE -- (56.2)%           $(150,006,377)
------------------------------------------------------------------------------------------------------
                                        NET ASSETS APPLICABLE TO COMMON
                                        SHAREOWNERS -- 100.0%                            $ 266,869,988
======================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2011, the value of these securities amounted to $30,753,644, or 11.5% of total net assets applicable to common shareowners.

RIB    Residual Interest Bonds.

NR     Security not rated by S&P or Moody's.

WR     Security rating withdrawn by either S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The rate shown is the coupon rate at March 31, 2011.

(b)    Security is in default and is non-income producing.

The accompanying notes are an integral part of these financial statements.


20     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

(c) The interest rate is subject to change periodically. The interest rate shown is the rate at March 31, 2011.

(d) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $30,239,907. The aggregate value is $14,249,672, or 5.3% of the total net assets applied to common shareowners.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at March 31, 2011.

(f)    Escrow to maturity.

(g)    Non-income producing.

(h) The concentration of investments by type of obligation/market sector is as follows:

       Insured
         AGM                                                                 6.7%
         AMBAC                                                               0.7
         BHAC-CR MBIA                                                        1.4
       Revenue Bonds:
         Health Revenue                                                     33.5
         Tobacco Revenue                                                    11.1
         Development Revenue                                                10.1
         Airport Revenue                                                     9.0
         Other Revenue                                                       8.6
         Pollution Control Revenue                                           6.0
         Housing Revenue                                                     2.8
         Transportation Revenue                                              2.3
         Facilities Revenue                                                  2.2
         Education Revenue                                                   2.1
         Power Revenue                                                       1.8
         Water Revenue                                                       1.2
         Gaming Authority Revenue                                            0.5
         Utilities Revenue*                                                  0.0
                                                                           -----
                                                                           100.0%
                                                                           =====
       *Amount is less than 0.1%

(i) At March 31, 2011 the net unrealized loss on investments based on cost for federal income tax purposes of $424,443,307 was as follows:

       Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost         $ 26,679,285
       Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value          (42,404,823)
                                                                    ------------
       Net unrealized loss                                          $(15,725,538)
                                                                    ============

For financial reporting purposes net unrealized loss on investments was $20,884,259 and cost of investments aggregated $429,602,028.

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     21

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2011 aggregated $51,780,426 and $41,906,549, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as level 1, fixed income securities and senior loans are categorized as level 2 and securities valued using fair value methods (See Note 1A) are categorized as level 3.

The following is a summary of the inputs used as of March 31, 2011, in valuing the Trust's Investments:

-------------------------------------------------------------------------------------------------------
                                              Level 1        Level 2            Level 3    Total
-------------------------------------------------------------------------------------------------------
Tax exempt obligations                       $       --      $399,653,047       $--        $399,653,047
Municipal collateralized debt obligation             --         7,982,390        --           7,982,390
Common stock                                  1,082,332                --        --           1,082,332
-------------------------------------------------------------------------------------------------------
  Total                                      $1,082,332      $407,635,437       $--        $408,717,769
=======================================================================================================

The accompanying notes are an integral part of these financial statements.


22     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Statement of Assets and Liabilities | 3/31/11

ASSETS:
  Investments in securities, at value (cost $429,602,028)            $408,717,769
  Receivables --
   Investment securities sold                                              10,000
   Interest                                                             8,981,959
   Reinvestment of distributions                                          145,393
  Prepaid expenses                                                         47,997
----------------------------------------------------------------------------------
     Total assets                                                    $417,903,118
----------------------------------------------------------------------------------
LIABILITIES:
  Due to custodian                                                   $    478,876
  Due to affiliates                                                       222,082
  Administration fee payable                                              175,713
  Accrued expenses                                                        150,082
----------------------------------------------------------------------------------
     Total liabilities                                               $  1,026,753
----------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,000 shares,
   including dividends payable of $6,377                             $150,006,377
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                    $328,484,043
  Undistributed net investment income                                  14,720,868
  Accumulated net realized loss on investments                        (55,450,664)
  Net unrealized loss on investments                                  (20,884,259)
----------------------------------------------------------------------------------
   Net assets applicable to common shareowners                       $266,869,988
==================================================================================
NET ASSET VALUE PER COMMON SHARE:
No par value, (unlimited number of shares authorized)
  Based on $266,869,988/23,133,791 common shares                     $      11.54
==================================================================================

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     23

Statement of Operations

For the Year Ended 3/31/11

INVESTMENT INCOME:
  Interest                                                                       $ 30,993,899
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $2,607,317
  Administrative fees                                               420,698
  Transfer agent fees and expenses                                   12,400
  Shareowner communication expenses                                  33,650
  Auction agent fees                                                390,429
  Custodian fees                                                     15,005
  Registration fees                                                  23,865
  Professional fees                                                 219,100
  Printing expense                                                   48,149
  Trustees' fees                                                     13,582
  Pricing fees                                                       21,395
  Miscellaneous                                                      37,077
---------------------------------------------------------------------------------------------
     Total expenses                                                              $  3,842,667
---------------------------------------------------------------------------------------------
       Net investment income                                                     $ 27,151,232
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from investments                             $  551,019
  Class actions                                                      81,281      $    632,300
---------------------------------------------------------------------------------------------
  Change in net unrealized loss from investments                                  (19,037,834)
---------------------------------------------------------------------------------------------
     Net loss on investments                                                     $(18,405,534)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                               $   (725,370)
---------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                     $  8,020,328
=============================================================================================

The accompanying notes are an integral part of these financial statements.


24     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Statement of Changes in Net Assets

For the Years Ended 3/31/11 and 3/31/10, respectively

---------------------------------------------------------------------------------------------
                                                              Year Ended         Year Ended
                                                              3/31/11            3/31/10
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $ 27,151,232       $ 27,143,262
Net realized gain (loss) on investments and class actions          632,300         (7,488,426)
Change in net unrealized loss on investments                   (19,037,834)        72,295,827
Distributions to preferred shareowners from net investment
  income                                                          (725,370)          (847,268)
---------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
       shareowners resulting from operations                  $  8,020,328       $ 91,103,395
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
  ($1.06 and $0.96 per share, respectively)                   $(24,440,922)      $(22,013,228)
---------------------------------------------------------------------------------------------
  Total distributions to common shareowners                   $(24,440,922)      $(22,013,228)
---------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                 $  1,739,573       $  1,313,970
---------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions      $  1,739,573       $  1,313,970
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners                                       $(14,681,021)      $ 70,404,137
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                              281,551,009        211,146,872
---------------------------------------------------------------------------------------------
End of year                                                   $266,869,988       $281,551,009
---------------------------------------------------------------------------------------------
Undistributed net investment income                           $ 14,720,868       $ 12,757,234
=============================================================================================

The accompanying notes are an integral part of these financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     25

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year       Year       Year       Year
                                                                       Ended      Ended      Ended      Ended      Ended
                                                                       3/31/11    3/31/10    3/31/09    3/31/08    3/31/07
--------------------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                   $12.24     $ 9.23     $13.54     $15.91     $15.04
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                 $ 1.18     $ 1.18     $ 1.22     $ 1.29     $ 1.16
 Net realized and unrealized gain (loss) on investments and interest
  rate swaps                                                            (0.79)      2.83      (4.43)     (2.51)      0.80
 Distributions to preferred shareowners from:
  Net investment income                                                 (0.03)     (0.04)     (0.20)     (0.26)     (0.23)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                  $ 0.36     $ 3.97     $(3.41)    $(1.48)    $ 1.73
Distributions to common shareowners from:
  Net investment income                                                 (1.06)     (0.96)     (0.90)     (0.89)     (0.86)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $(0.70)    $ 3.01     $(4.31)    $(2.37)    $ 0.87
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                      $11.54     $12.24     $ 9.23     $13.54     $15.91
--------------------------------------------------------------------------------------------------------------------------
Market value, end of period(b)                                         $12.64     $13.10     $ 9.04     $13.74     $15.61
==========================================================================================================================
Total return at market value(c)                                          4.97%     57.76%    (28.40)%    (6.51)%    10.21%
Ratios to average net assets of common shareowners
 Net expenses(d)                                                         1.35%      1.41%      1.38%      1.13%      1.16%
 Net investment income before preferred share dividends                  9.54%     10.66%     10.70%      8.27%      7.47%
 Preferred share dividends                                               0.25%      0.33%      1.76%      1.64%      1.47%
 Net investment income available to common shareowners                   9.29%     10.33%      8.94%      6.63%      6.00%
Portfolio turnover                                                         10%         8%        24%        12%        17%

The accompanying notes are an integral part of these financial statements.


26    Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

--------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year        Year        Year        Year
                                                                        Ended       Ended       Ended       Ended       Ended
                                                                        3/31/11     3/31/10     3/31/09     3/31/08     3/31/07
--------------------------------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)          $266,870    $281,551    $211,147    $308,500    $361,888
Preferred shares outstanding (in thousands)                             $150,000    $150,000    $150,000    $150,000    $150,000
Asset coverage per preferred share, end of period                       $ 69,479    $ 71,926    $ 60,192    $ 76,427    $ 85,328
Average market value per preferred share(e)                             $ 25,000    $ 25,000    $ 25,000    $ 25,000    $ 25,000
Liquidation value, including dividends payable, per preferred share     $ 25,001    $ 25,001    $ 25,001    $ 25,010    $ 25,013
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(d)                                                            1.35%       1.41%       1.38%       1.13%       1.18%
 Net investment income before preferred share dividends                     9.54%      10.66%      10.70%       8.27%       7.45%
 Preferred share dividends                                                  0.25%       0.33%       1.76%       1.64%       1.47%
 Net investment income available to common shareowners                      9.29%      10.33%       8.94%       6.63%       5.98%
================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(e) Market value is redemption value without an active market.

The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11    27

Notes to Financial Statements | 3/31/11

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Advantage Trust (the Trust) was organized as a Delaware statutory trust on August 6, 2003. Prior to commencing operations on October 20, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may seek capital appreciation to the extent that it is consistent with its primary investment objective.

At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's principal risks.

The Trust may invest in both investment and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


28     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

A. Security Valuation

   Security transactions are recorded as of trade date. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At March 31, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest-bearing cash accounts, is recorded on an accrual basis.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     29

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2011, the Trust reclassified $21,306 to decrease undistributed net investment income and to decrease net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

   At March 31, 2011, the Trust had a net capital loss carryforward of $53,183,034, of which the following amounts will expire between 2014 and 2019 if not utilized: $14,156,085 in 2014, $311,368 in 2016, $17,813,537 in
   2017, $18,242,633 in 2018 and $2,659,411 in 2019.

   The Trust has elected to defer approximately $2,141,689 of capital losses recognized between November 1, 2010 and March 31, 2011 to its fiscal year ending March 31, 2012.

   The tax character of distributions paid to common and preferred shareowners during the years ended March 31, 2011 and March 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                          2011             2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Tax exempt income                               $24,632,869      $22,779,781
   Ordinary income                                     533,423           80,715
--------------------------------------------------------------------------------
     Total                                         $25,166,292      $22,860,496
================================================================================

30     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

   The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2011:



--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed tax-exempt income                                 $  9,407,467
   Undistributed ordinary income                                         35,116
   Capital loss carryforward                                        (53,183,034)
   Post-October-loss deferred                                        (2,141,689)
   Dividends payable                                                     (6,377)
   Unrealized depreciation                                          (15,725,538)
--------------------------------------------------------------------------------
     Total                                                         $(61,614,055)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax difference in accrual of income on securities in default, and other temporary differences.

C. Class Actions

   During the year ended March 31, 2011 the Trust recognized gains of $81,281 in settlement of class action lawsuit from several different companies, as reflected on the Statement of Operations.

D. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the Plan.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     31

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended March 31, 2011, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.92% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2011, $222,082 was payable to PIM related to management costs,


32     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11
administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010 PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Preferred Shares (APS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the Statement of


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     33

Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" the value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

There were no interest rate swap contracts outstanding at March 31, 2011.

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended March 31, 2011 and March 31, 2010 were as follows:

--------------------------------------------------------------------------------
                                                        3/31/11          3/31/10
--------------------------------------------------------------------------------
 Shares outstanding at beginning of year             22,995,047       22,879,496
 Reinvestment of distributions                          138,744          115,551
--------------------------------------------------------------------------------
 Shares outstanding at end of year                   23,133,791       22,995,047
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2011, there were 6,000 APS as follows: Series A -- 3,000 and Series B -- 3,000.

Dividends on Series A and Series B are cumulative at a rate, which is to be reset every seven days based on the results of an auction. An auction fails if there are more APS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. Preferred shareowners are not able to sell their APS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the APS have failed. The maximum rate for each series is 125% of the 7 day commercial paper rate or adjusted Kenny rate. Dividend rates on APS ranged from 0.398% to 0.665% during the year ended March 31, 2011.


34     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the APS.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6. Subsequent Events

The Board of Trustees of the Trust declared on April 15, 2011 a dividend from undistributed net investment income of $0.090 per common share payable April 29, 2011, to common shareowners of record.

Subsequent to March 31, 2011, dividends declared and paid on preferred shares totaled $62,520 in aggregate for the two outstanding preferred share series through May 10, 2011.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financial statements.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Municipal High Income Advantage Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Advantage Trust (the "Trust"), including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Advantage Trust at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
May 24, 2011


36     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

The following summarizes the taxable per share distributions paid by Pioneer Municipal High Income Advantage Trust during the taxable year ended March 31, 2011:

--------------------------------------------------------------------------------
                                                      Payable         Ordinary
                                                      Date            Income
--------------------------------------------------------------------------------
 Common Shareowners                                   12/20/10        $0.022456
 Preferred Shareowners
   Series A                                           12/28/10        $2.50633
   Series B                                           12/28/10        $2.50633

All of the other net investment income distributions paid by the Trust qualify as tax-exempt interest dividends for Federal income tax purposes.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Municipal High Income Advantage Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2010 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key


38     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11
investment and other personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2010, and in the fourth quintile of its Morningstar category for the three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Trust compared favorably to the yield of the Trust's benchmarks as of June 30, 2010. The Trustees reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee rate based on common shares assets for the twelve months ended June 30, 2010 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered the effect of leverage on the Trust's management fee relative to its peers by reviewing the management fee ratios of the Trust and its peers based on managed



  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     39
assets rather than common shares assets. They noted that, on that basis, the Trust's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the Trust's peer group for the comparable period.

The Trustees also considered that the Trust's expense ratio based on common shares assets for the twelve months ended June 30, 2010 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of the Trust's higher relative management fee on its expense ratio and considered that the Trust's expense ratio was slightly more than one basis point higher than the median expense ratio of the Trust's peer group.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.


40     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
State Street Bank and Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


42     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     43

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Term of Office and                                       Other Directorships
Name and Age                With the Trust           Length of Service          Principal Occupation          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Class I Trustee since      Non-Executive Chairman and a  None
                            Trustee and President    2003. Term expires in      director of Pioneer
                                                     2013. Elected by Pre-      Investment Management USA
                                                     ferred Shares only.        Inc. ("PIM-USA"); Chairman
                                                                                and a director of Pioneer;
                                                                                Chairman and Director of
                                                                                Pioneer Institutional Asset
                                                                                Management, Inc. (since
                                                                                2006); Director of Pioneer
                                                                                Alternative Investment
                                                                                Management Limited (Dublin);
                                                                                President and a director
                                                                                of Pioneer Alternative
                                                                                Investment Management
                                                                                (Bermuda) Limited and
                                                                                affiliated funds; Deputy
                                                                                Chairman and a director of
                                                                                Pioneer Global Asset
                                                                                Management S.p.A. ("PGAM")
                                                                                (until April 2010); Director
                                                                                of PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia)
                                                                                (until June 2006); Director
                                                                                of Nano-C, Inc. (since
                                                                                2003); Director of Cole
                                                                                Management Inc. (since
                                                                                2004); Director of Fiduciary
                                                                                Counseling, Inc.; President
                                                                                and Director of Pioneer
                                                                                Funds Distributor, Inc.
                                                                                ("PFD") (until May 2006);
                                                                                President of all of the
                                                                                Pioneer Funds; and Of
                                                                                Counsel, Wilmer Cutler
                                                                                Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Class II Trustee since     Director, CEO and President   None
                            Vice President           2007. Term expires in      of PIM-USA (since February
                                                     2011.                      2007); Director and
                                                                                President of Pioneer and
                                                                                Pioneer Institutional Asset
                                                                                Management, Inc. (since
                                                                                February 2007); Executive
                                                                                Vice President of all of
                                                                                the Pioneer Funds (since
                                                                                March 2007); Director of
                                                                                PGAM (2007 - 2010); Head of
                                                                                New Europe Division, PGAM
                                                                                (2000 - 2005); and Head of
                                                                                New Markets Division, PGAM
                                                                                (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.


44    Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Term of Office and                                       Other Directorships
Name and Age                With the Trust           Length of Service          Principal Occupation          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)          Trustee                  Class I Trustee since      Managing Partner, Federal     Director of Enterprise
                                                     2005. Term expires in      City Capital Advisors         Com- munity
                                                     2013.                      (corporate advisory services  Investment, Inc.
                                                                                company) (1997 - 2004 and     (privately held
                                                                                2008 - present); Interim      affordable housing
                                                                                Chief Executive Officer,      finance company) (1985
                                                                                Oxford Analytica, Inc.        - 2010); Director of
                                                                                (privately held research and  Oxford Analytica, Inc.
                                                                                consulting company) (2010);   (2008 - present);
                                                                                Executive Vice President and  Director of The Swiss
                                                                                Chief Financial Officer,      Helvetia Fund, Inc.
                                                                                I-trax, Inc. (publicly        (closed-end fund)
                                                                                traded health care services   (2010 - present); and
                                                                                company) (2004 - 2007); and   Director of New York
                                                                                Executive Vice President and  Mortgage Trust
                                                                                Chief Financial Officer,      (publicly traded
                                                                                Pedestal Inc.                 mortgage REIT) (2004 -
                                                                                (internet-based mortgage      2009)
                                                                                trading company) (2000 -
                                                                                2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)           Trustee                  Class III Trustee since    Chairman, Bush                Director of Marriott
                                                     2003. Term expires in      International, LLC            International, Inc.
                                                     2012.                      (international financial      (2008 - present);
                                                                                advi- sory firm) (1991 -      Director of Discover
                                                                                present); Senior Managing     Financial Services
                                                                                Director, Brock Capital       (credit card issuer
                                                                                Group, LLC (strategic         and electronic payment
                                                                                business advisors) (2010 -    services) (2007 -
                                                                                present); Managing Director,  present); Former
                                                                                Federal Housing Finance       Director of Briggs &
                                                                                Board (oversight of Federal   Stratton Co. (engine
                                                                                Home Loan Bank system) (1989  manufacturer) (2004 -
                                                                                - 1991); Vice President and   2009); Former Director
                                                                                Head of International         of UAL Corporation
                                                                                Finance, Federal National     (airline holding
                                                                                Mortgage Association (1988 -  company) (2006 -
                                                                                1989); U.S. Alternate         2010); Director of
                                                                                Executive Director,           ManTech International
                                                                                International Monetary Fund   Corporation (national
                                                                                (1984 - 1988); Executive      security,
                                                                                Assistant to Deputy
                                                                                Secretary of the U.S.
                                                                                Treasury, U.S. Treasury
                                                                                Department (1982 - 1984);
                                                                                and Vice President and Team
                                                                                Leader in Corporate Banking,
                                                                                Bankers Trust Co. (1976 -
                                                                                1982)
------------------------------------------------------------------------------------------------------------------------------------


    Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11   45

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Term of Office and                                       Other Directorships
Name and Age                With the Trust           Length of Service          Principal Occupation          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                                      defense and
                                                                                                              intelligence
                                                                                                              technology firm) (2006
                                                                                                              - present); Member,
                                                                                                              Board of Governors,
                                                                                                              Investment Company
                                                                                                              Institute (2007 -
                                                                                                              present); Member,
                                                                                                              Board of Governors,
                                                                                                              Independent Directors
                                                                                                              Council (2007 -
                                                                                                              present); Former
                                                                                                              Director of Brady
                                                                                                              Corporation (2000 -
                                                                                                              2007); Former Director
                                                                                                              of Mortgage Guaranty
                                                                                                              Insurance Corporation
                                                                                                              (1991 - 2006); Former
                                                                                                              Director of Millennium
                                                                                                              Chemicals, Inc.
                                                                                                              (commodity chemicals)
                                                                                                              (2002 - 2005); Former
                                                                                                              Director, R.J.
                                                                                                              Reynolds Tobacco
                                                                                                              Holdings, Inc.
                                                                                                              (tobacco) (1999 -
                                                                                                              2005); and Former
                                                                                                              Director of Texaco,
                                                                                                              Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)   Trustee                  Class II Trustee since     William Joseph Maier          Trustee, Mellon
                                                     2008. Term expires in      Professor of Political        Institutional Funds
                                                     2011.                      Economy, Harvard University   Investment Trust and
                                                                                (1972 - present)              Mellon Institutional
                                                                                                              Funds Master Portfolio
                                                                                                              (oversaw 17 portfolios
                                                                                                              in fund complex) (1989
                                                                                                              - 2008)
------------------------------------------------------------------------------------------------------------------------------------


46    Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Term of Office and                                       Other Directorships
Name and Age                With the Trust           Length of Service          Principal Occupation          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee                  Class II Trustee since     Founding Director, Vice       None
                                                     2003. Term expires in      President and Corporate
                                                     2011.                      Secretary, The Winthrop
                                                                                Group, Inc. (consulting
                                                                                firm) (1982 - present);
                                                                                Desautels Faculty of
                                                                                Management, McGill
                                                                                University (1999 - present);
                                                                                and Manager of Research
                                                                                Operations and
                                                                                Organizational Learning,
                                                                                Xerox PARC, Xerox's Advance
                                                                                Research Center (1990 -
                                                                                1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee                  Class III Trustee since    Chairman and Chief Executive  Director, Broadridge
                                                     2006. Term expires in      Officer, Quadriserv, Inc.     Financial Solutions,
                                                     2012.                      (technology products for      Inc. (investor
                                                                                securities lending industry)  communications and
                                                                                (2008 - present); private     securities processing
                                                                                investor (2004 - 2008); and   provider for financial
                                                                                Senior Executive Vice         services industry)
                                                                                President, The Bank of New    (2009 - present); and
                                                                                York (financial and           Director, Quadriserv,
                                                                                securities services) (1986 -  Inc. (2005 - present)
                                                                                2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee                  Class III Trustee since    President and Chief           Director of New
                                                     2003. Term expires in      Executive Officer, Newbury,   America High Income
                                                     2012. Elected by Pre-      Piret & Company, Inc.         Fund, Inc. (closed-end
                                                     ferred Shares only.        (investment banking firm)     investment company)
                                                                                (1981 - present)              (2004 - present); and
                                                                                                              member, Board of
                                                                                                              Governors, Investment
                                                                                                              Company Institute
                                                                                                              (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Trustee                  Class I Trustee since      Senior Counsel, Sullivan &    Director, The Swiss
                                                     2003. Term expires in      Cromwell LLP (law firm)       Helvetia Fund, Inc.
                                                     2013.                      (1998 - present); and         (closed-end investment
                                                                                Partner, Sullivan & Cromwell  company); and
                                                                                LLP (prior to 1998)           Director, AMVESCAP,
                                                                                                              PLC (investment
                                                                                                              manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11    47

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Term of Office and                                       Other Directorships
Name and Age                With the Trust           Length of Service          Principal Occupation          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary               Since 2010. Serves at      Vice President and Associate  None
                                                     the discretion of the      General Counsel of Pioneer
                                                     Board.                     since January 2008 and
                                                                                Secretary of all of the
                                                                                Pioneer Funds since June
                                                                                2010; Assistant Secretary of
                                                                                all of the Pioneer Funds
                                                                                from September 2003 to May
                                                                                2010; and Vice President and
                                                                                Senior Counsel of Pioneer
                                                                                from July 2002 to December
                                                                                2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant Secretary      Since 2010. Serves at      Fund Governance Director of   None
                                                     the discretion of the      Pioneer since December 2006
                                                     Board.                     and Assistant Secretary of
                                                                                all the Pioneer Funds since
                                                                                June 2010; Manager -- Fund
                                                                                Governance of Pioneer from
                                                                                December 2003 to November
                                                                                2006; and Senior Paralegal
                                                                                of Pioneer from January 2000
                                                                                to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)           Assistant Secretary      Since 2010. Serves at      Counsel of Pioneer since      None
                                                     the discretion of the      June 2007 and Assistant
                                                     Board.                     Secretary of all the Pioneer
                                                                                Funds since June 2010; and
                                                                                Vice President and Counsel
                                                                                at State Street Bank from
                                                                                October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)        Treasurer                Since 2008. Serves at      Vice President -- Fund        None
                                                     the discretion of the      Accounting, Administration
                                                     Board.                     and Controller- ship
                                                                                Services of Pioneer;
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since March
                                                                                2008; Deputy Treasurer of
                                                                                Pioneer from March 2004 to
                                                                                February 2008; Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds from March
                                                                                2004 to February 2008; and
                                                                                Treasurer and Senior Vice
                                                                                President, CDC IXIS Asset
                                                                                Management Services, from
                                                                                2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant Treasurer      Since 2003. Serves at      Assistant Vice President --   None
                                                     the discretion of the      Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant Treasurer      Since 2003. Serves at      Fund Accounting Manager --    None
                                                     the discretion of the      Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


48    Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Term of Office and                                       Other Directorships
Name and Age                With the Trust           Length of Service          Principal Occupation          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)       Assistant Treasurer      Since 2009. Serves at      Fund Administration Manager   None
                                                     the discretion of the      -- Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services
                                                                                since November 2008;
                                                                                Assistant Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                January 2009; and Client
                                                                                Service Manager --
                                                                                Institutional Investor
                                                                                Services at State Street
                                                                                Bank from March 2003 to
                                                                                March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)        Chief Compliance         Since 2010. Serves at      Chief Compliance Officer of   None
                            Officer                  the discretion of the      Pioneer and of all the
                                                     Board.                     Pioneer Funds since March
                                                                                2010; Director of Adviser
                                                                                and Portfolio Compliance at
                                                                                Pioneer since October 2005;
                                                                                and Senior Compliance
                                                                                Officer for Columbia
                                                                                Management Advisers, Inc.
                                                                                from October 2003 to October
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


   Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11    49

                           This page for your notes.


50     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

                           This page for your notes.


  Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11     51

                           This page for your notes.


52     Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/11

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------

For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com



For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$42,086 in 2011 and $41,600 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Trust's audit related services totaled approximately $9,652 and $9,652 in 2011 and 2010, respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2011 and 2010, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
Audit related fees for the Trust's audit related services totaled approximately $9,652 and $9,652 in 2011 and 2010, respectively.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2011 and 2010, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,942 in 2011 and $17,942 in 2010.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

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

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


                     MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                     -------------------------------------

PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2011. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

NAME OF PORTFOLIO MANAGER     TYPE OF ACCOUNT     NUMBER OF ACCOUNTS MANAGED
-------------------------     ---------------     --------------------------
TOTAL ASSETS MANAGED     NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS
--------------------     ----------------------------------------------------
PERFORMANCE-BASED     ASSETS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
-----------------     ----------------------------------------------------------
David Eurkus
------------
     Other Registered Investment Companies     3     $1,867,790,000     N/A
     -------------------------------------     -     --------------     ---
N/A
---
     Other Pooled Investment Vehicles     0     $0     N/A     N/A
     --------------------------------     -     --     ---     ---
     Other Accounts     1     $10,637,000     N/A     N/A
     --------------     -     -----------     ---     ---

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

- A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

- A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

- If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

- Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, are the Barclays Capital Municipal Bond Index and the Barclays Capital High Income Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
- Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
- Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER. The following table indicates as of March 31, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

NAME OF PORTFOLIO MANAGER     BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------     ---------------------------------
David Eurkus     A
------------     -

*Key to Dollar Ranges

A.     None
B.     $1 - $10,000
C.     $10,001 - $50,000
D.     $50,001 - $100,000
E.     $100,001 - $500,000
F.     $500,001 - $1,000,000
G.     Over $1,000,000





Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Advantage Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 27, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 27, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 27, 2011

* Print the name and title of each signing officer under his or her signature.